SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                       FOR
 PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY (NY)- JNLNY SEPARATE ACCOUNT II
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

On page 9 of the prospectus for the Perspective Advisors Fixed and Variable Annuity, JNLNY Separate Account II the paragraph following the
"Sub-Adviser/Series" chart should be deleted in its entirety and the following paragraph should be added:

The investment objectives and policies of certain of the Series are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Series may be higher or lower than the result of such mutual funds. We cannot guarantee and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers. The Series described are available only through variable annuity contracts issued by JNL. They are NOT offered or made available to the general public directly.

This Supplement is dated July 6, 2001.

(To be used with NV3784 Rev. 05/01)